UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________________________

 FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 7, 2014

RED MOUNTAIN RESOURCES, INC.
(Exact name of registrant as specified in its charter)

Texas	000-54444	27-1739487
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

2515 McKinney Avenue, Suite 900
Dallas, Texas	75201
(Address of principal executive offices)	(Zip Code)

(Registrant’s telephone number, including area code): (214) 871-0400 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On August 7, 2014, Red Mountain Resources, Inc. (the “Company”) filed a Certificate of Correction (the “Certificate of Correction”) to its Certificate of Formation (the “Certificate of Formation”) with the Texas Secretary of State to correct a typographical error in the definition of “Change of Control” in Section 4.3(b) of the Certificate of Formation.  The Certificate of Correction is attached to this report as Exhibit 3.1 and incorporated by reference herein.

Item 8.01 Other Events.

Attached to this report as Exhibit 23.1 is a consent of Cawley, Gillespie & Associates, Inc., independent petroleum engineers, consenting to the use of its reserve reports for the Company in its Registration Statements on Form S-3 (Nos. 333-186076 and 333-188361) and Registration Statement on Form S-8 (No. 333-186064). In response to comments received from the Staff of the Securities and Exchange Commission (the “SEC”), dated March 26, 2014, relating to the initial filing of the reserve report by Cawley, Gillespie & Associates, Inc. as of June 1, 2013, attached as Exhibit 99.1 is the revised reserve report by Cawley, Gillespie & Associates, Inc. as of June 1, 2013. Attached as Exhibit 99.2 is the reserve report by Cawley, Gillespie & Associates, Inc. as of January 1, 2014.

PV-10 is a non-GAAP financial measure as defined by the SEC. When used with respect to oil and natural gas reserves, “PV-10” means the estimated future gross revenue to be generated from the production of proved reserves, net of estimated production and future development and abandonment costs, using prices and costs in effect at the determination date, before income taxes, and without giving effect to non-property-related expenses, discounted to a present value using an annual discount rate of 10% in accordance with the guidelines of the SEC. The closest U.S. generally accepted accounting principles (“GAAP”) measure to PV-10 is the standardized measure of discounted net cash flows. The standardized measure differs from PV-10 because standardized measure includes the effect of future income taxes. The Company believes that the presentation of PV-10 is relevant and useful to investors as supplemental disclosure to the standardized measure, or after-tax amount, because it presents the discounted future net cash flows attributable to the Company’s proved reserves before taking into account future corporate income taxes and the Company’s current tax structure. PV-10 is not a measure of financial or operating performance under GAAP. PV-10 should not be considered as an alternative to the standardized measure as defined under GAAP. The following table provides a reconciliation of the Company’s PV-10 to its standardized measure:

(in thousands)	As of June 1, 2013	As of January 1, 2014
PV-10	$67,627	$73,317
Future income taxes	23,027	28,406
Discount of future income taxes at 10% per annum	12,536	17,514
Standardized measure	$57,136	$62,425

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1	Certificate of Correction to the Certificate of Formation of Red Mountain Resources, Inc.
23.1	Consent of Cawley, Gillespie & Associates, Inc.
99.1	Reserve report of Cawley, Gillespie & Associates, Inc. as of June 1, 2013.
99.2	Reserve report of Cawley, Gillespie & Associates, Inc. as of January 1, 2014.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 11, 2014

RED MOUNTAIN RESOURCES, INC.

	By:	/s/ Alan W. Barksdale
Alan W. Barksdale
Chief Executive Officer

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EXHIBIT INDEX

Exhibit No.	Description
3.1	Certificate of Correction to the Certificate of Formation of Red Mountain Resources, Inc.
23.1	Consent of Cawley, Gillespie & Associates, Inc.
99.1	Reserve report of Cawley, Gillespie & Associates, Inc. as of June 1, 2013.
99.2	Reserve report of Cawley, Gillespie & Associates, Inc. as of January 1, 2014.

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